Convertible Notes Payable	12 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 8 Convertible Notes Payable

From 2010 to January 2014, the Company issued several series of convertible promissory notes for which principal and interest were due between six months and two years after issuance. The convertible notes allowed investors to convert their shares into common stock at the time of certain qualifying events with some of the notes also issuing warrants at the time of conversion.

On March 31, 2014, the Company closed on an equity transaction which qualified as a “qualified financing.” As such the $2,703,000 in 2013 Notes and the accrued interest was converted into 2,186,838 shares of our common stock. The Company has also converted $4,275,172 of the 2010, 2011 and 2012 Notes and accrued interest into 3,111,126 shares of our common stock as of June 30, 2014. The remaining balance of any debt discounts on the notes converted was recorded into interest expense at the time of the conversion.

As of June 30, 2016 and 2015, the convertible notes outstanding balance was $60,000 and $60,000, respectively, which consists of notes which were not converted at the time of the equity transaction. As of June 30, 2016, all of the outstanding convertible notes have matured and payments were due. The convertible notes which have not been repaid or converted continue to accrue interest at a rate of 8%